Integration Planning Team
Kick-Off Meeting

November 27, 2007

Exhibit 99.2

Who is Nycomed?

Nycomed Worldwide Headquarters in Zurich

Nycomed Worldwide:

Nycomed is a privately owned
pharmaceutical company that provides
medicines for hospitals, specialists and
general practitioners, as well as over-the-
counter medicines in selected markets.

The combined group had annual sales of
approximately €3.4 billion and an
EBITDA of €933.4 million (2006 results).

Nycomed US:

Nycomed US Inc. (formerly Altana Inc) is a
subsidiary of Nycomed, which operates
three divisions in the US focused on
specialty pharmaceuticals.

Founded in 1849 as E. Fougera and Co.,
Nycomed US is a leading manufacturer and
distributor of a wide range of topical
steroids, antibiotics and antifungal products.

Nycomed US Headquarters in Melville, NY

Nycomed US, Inc. – Snapshot

History

From a small pharmacy in downtown
Brooklyn in 1849, Edmond Fougera of
Chaillon, France, began a business that
would survive and become the largest
Topical Prescription Specialty Business
in the US.

Locations

Headquarters: Melville, NY

PharmaDerm: Florham Park, NJ

Manufacturing: Hicksville, NY

Distribution Centers:
              Mechanicsburg, PA
         Tolleson, AZ

Employees

600+

Annual Sales

$300+ million

A FULLY INTEGRATED US BASED SUBSIDIARY OF NYCOMED

Sales and Sales Operations

National Accounts: Retail, Wholesale, Institutional

Dermatology Sales Force – 60 sales representatives

Hospital Sales Force – 14 hospital representatives

Specialty Manufacturing Capabilities

Topical Creams, Ointments, Gels, and Solutions

Liquids

Sterile products

Formulation Expertise

Topical Preparations

Other Semi-solid Formulations: solutions, suspensions

Sterile products

Clinical Development

Anti-inflammatory drugs: Dermatosis

Anti-infective drugs: Acne

Anti-fungal drugs:  Tinea Pedis

Regulatory

Strong FDA Relationship - Dermatology Division

Generic Drugs

Full Distribution and Logistical Support

NYCOMED

SERVING PHARMACY
150 YEARS WITH FOUGERA
fougera

From a small pharmacy in downtown
Brooklyn in 1849, Edmond Fougera of
Chaillon, France, began a business that
would survive and thrives to this day.
Initially both manufacturing and importing
pharmaceuticals, and undergoing incredible
changes along the way, the company
somehow always understood and adapted
to the needs of its customers and never felt
obligated to follow the crowd.

E. Fougera & Co.
Service to pharmacy since 1849

We have over 158 Years of Experience in
the US Pharmaceuticals Market

Headquarters

Production/Labs in

Melville, NY

Main Production
Facility in

Hicksville, NY

We are the leading Manufacturer of Topical
Rx Products for the US (made in the USA)

We distribute over 60 million units (SKUs)
each year from our Distribution Centers

Mechanicsburg, PA

A 2006 addition of 61,000 square feet brings the
total operating area to over 137,000 square feet

Equipped with advanced fiber optic communication
network

Paperless, handheld (RF) device tracking
system

10,359 pallet rack locations

555 carton flow rack locations

278 feet of power conveyor

320 feet of gravity conveyor

13 dock doors

Tolleson, AZ

New 56,000 square foot DC center opened 2003

Equipped with advanced fiber optic
communication network

Paperless, handheld (RF) device tracking
system

3500 rack locations

250 feet of power conveyor and static line

Nine bay doors

We are the Leader in Topical Rx Product
Research and Development

2

Novel

Developments

4

Emergency

Medicine

2

Line Extensions

9

Novel

Developments

3

Pharma

-

Derm

Human

29

Category 2

Products

2

23

Category 1

Products

1

Fougera

2

Novel

Developments

4

Emergency

Medicine

2

Line Extensions

9

Novel

Developments

3

Pharma

-

Derm

Human

29

Category 2

Products

2

23

Category 1

Products

1

Fougera

Current Product Development Stage

Division

Research

Product

Development

Clinical

Development

(includes phase

4 studies)

ANDA/

Application

Filed

Approved

New Product

Category

Total

65

7

2

3

6

5

6

9

4

6

4

3

4

2

1

1

2

0

2

4

6

8

10

12

14

2000

2001

2002

2003

2004

2005

2006

Nycomed

Taro

Perrigo

Total Approvals:

Nycomed US – 56

Taro – 35

Perrigo – 23

Nycomed US Approvals vs Competitors

We are the most successful Rx Topical
Specialty Manufacturer in the US

Experts in Topical Product Development:

We have successfully developed more topical prescription products for the US market from our labs here in NY than anyone in the world.

Experts in low-cost topical Rx product manufacturing:

Our facilities produce more Rx topical units for the US market than anyone in the world

We have built a reputation of working with the customers to assure consistency of supply both in the short term and the long term

Long Standing Customer and Supplier relationships

We are heavily integrated within our specialty: our relations with customers and suppliers have been built over many years

We are represented on the Boards and committees of customer, supplier and other industry groups (NACDS, DCAT, GPHA, etc.)

Our Vision is to leverage this success into a
leadership position in Dermatology

Vision Statement

Our vision is to become a worldwide leader in the development, manufacturing and commercialization of Dermatology products

Strategy

Leverage internal core competencies and pursue strategic business development opportunities to build out our current generic business model into the higher value (branded) dermatology market.

Expand our geographic focus through strategic partnerships and selected acquisitions.

Goal

Become one of the top 3 dermatology companies with over $1 billion in sales by 2015

Nycomed US Divisions

Fougera

Number 1 supplier of topical Rx and Non-Rx preparations for
dermatologic and ophthalmic ointment applications 1

Number of Product Groups in 2006:

44

Number of SKUs in 2006:

267

Number of Product Groups in 2006:

9

Number of SKUs in 2006:

37

PharmaDerm

Branded dermatological products, including Cutivate, Oxistat,
ApexiCon, Temovate, Aclovate, and ClindaMax

Hospital/Emergency Medicine

Hospital based emergency medical products including
CroFab (anti-venom), and DigiFab (anti-toxicity)

Number of Product Groups in 2006:

4

Number of SKUs in 2006:

7

Net Sales by Division

Hospital

23%

Other

3%

PharmaDerm

19%

FOUGERA

55%

(FOO´-zhur-uh)
Fougera. The name pharmacists have learned to trust for 150 years – even if they didn't know how to pronounce it.
fougera
For value & reliability...past, present & future.
E. Fougera & Co., a division of Altana Inc., Melville, NY 11747
www.fougera.com

fougera

No matter
how you
say it

is the best known
name in Topical Generics

Net Sales (2004-2007)

Net Sales

($M)

Fougera Division

Fougera

Number 1 supplier of topical Rx and Non-Rx preparations for
dermatologic and ophthalmic ointment applications 1

Number of Product Groups in 2006:

44

Number of SKUs in 2006:

267

135

163

157

171

0

20

40

60

80

100

120

140

160

180

2004

2005

2006

2007

NDC 0281-0330-10
Crotalidae Polyvalent
Immune Fab (Ovine)
CroFab
Store at 2° to 8°C (36° to 46°F).
Do not freeze.

NDC 0281-0365-10
Digoxin Immune
Fab (Ovine)
DigiFab®
Package contains one vial of
DigiFab® for intravenous injection.
Diluent not included.
To be reconstituted with
4 mL Sterile Water for Injection USP
by gentle mixing
Use immediately after reconstitution.
Store at 2° to 8°C (36° to 46°F).
Do not freeze.
NDC 0281-0365-10
Digoxin Immune Fab (Ovine)
DigiFab®
40 mg

Hospital/Emergency Medicine Division

Net Sales (2004-2007)

($M)

Emergency Medicine

Hospital based emergency medical products including
CroFab (anti-venom), and DigiFab (anti-toxicity)

Number of Product Groups in 2006:

4

Number of SKUs in 2006:

7

2004-2006

Net Sales CAGR2

20%

Gross Profit CAGR2

35%

44

53

63

71

0

10

20

30

40

50

60

70

80

2004

2005

2006

2007

PharmaDerm®

A new approach to dermatology™

CUTIVATE®
Lotion, 0.05%

OXISTAT®
Oxistat® Cream,
(oxiconazole nitrate cream
60 g

PharmaDerm Division

Net Sales (2004-2007)

Net Sales

($M)

2004-2006

Net Sales CAGR2

  130%

Gross Profit CAGR2

  117%

37

Number of SKUs in 2006:

9

Number of Product Groups in 2006:

PharmaDerm

Branded dermatological products, including
Cutivate, Oxistat, ApexiCon, Temovate, Aclovate,
and ClindaMax

7

21

37

65

0

10

20

30

40

50

60

70

2004

2005

2006

2007

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Nycomed and Bradley -

The Perfect Combination of Strengths

Inventory Management (finished goods inventory)

S&OP planning

Business Development

Pricing & Reimbursement

Regulatory Compliance (GMP, Product Pedigree, Adverse Event Reporting)

IP Management

Quality Management and Authentication

Bulk Planning & Production

Inventory Management

Finish and Fill

Order Fulfillment (Pick / Pack / Ship / Logistics)

Invoicing & Collections

Product Management / Customer Support

Managed Care Relations

Sales Force Management (Territory Alignment, Compensation, Target Setting)

Sample Management                         - 15 -

Pharmacovigilence

Clinical Trials Design

Clinical Trial Execution (Physician / Patient Recruitment, Data Analysis)

Chemical Analysis and Biostatistics

Safety Testing (ADME/Tox, pK studies)

Nycomed

US

Core Strengths

Bradley

Required Capabilities for a Leading Specialty

Pharmaceutical Company

Sales Force Recruitment & Training

Sales

Sourcing & Procurement

Manufacturing

Order Management (orders, contracts, returns / exchanges, charge backs)

-

Distribution

Target / Lead Identification

Research &

Discovery

Formulation Development

Development

Regulatory Submissions (IND / NDA)

Legal / Regulatory

Brand Marketing

Market Analytics

Together, we will create the
preferred Specialty
Pharmaceutical Company,
with a top tier Dermatology
Franchise.

Thank you

Nycomed

P.O. Box 2006

60 Baylis Road

Melville, NY 11747

T 631-454-6996

F 631-454-1572

www.nycomed.com

optional.email@nycomed.com